UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2016

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA 22310
(Address of Principal Executive Offices and Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on May 3, 2016. At the annual meeting, the holders of 4,553,060 shares of the Company's common stock, which represents approximately 84.33% of the 5,399,342 outstanding shares entitled to vote as of the record date of March 21, 2016, were represented in person or by proxy. The five proposals voted on by the stockholders are described in more detail in the Company's definitive proxy statement dated April 5, 2016 and filed with the Securities and Exchange Commission on April 5, 2016.

Set forth below are the final voting results on the five proposals that were voted on by the stockholders at the annual meeting.

Proposal 1 - Election of Directors

With respect to the vote on the election of nine directors, each for a term of one year, to expire at the Company's 2017 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 97.8% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Ralph E. Eberhart	3,661,337	69,997	821,726
Maurice A. Gauthier	3,667,230	64,104	821,726
John C. Harvey	3,662,060	69,274	821,726
Clifford M. Kendall	3,649,110	82,224	821,726
Calvin S. Koonce	3,648,648	82,686	821,726
James F. Lafond	3,649,098	82,236	821,726
John E. Potter	3,661,098	70,236	821,726
Jack C. Stultz	3,662,098	69,236	821,726
Bonnie K. Wachtel	3,659,102	72,232	821,726

Proposal 2 – Ratification of Independent Registered Public Accounting Firm for the year ending December 31, 2016.

With respect to the vote to ratify the selection by the Company's audit committee of Ernst & Young LLP as the Company's independent registered accounting firm for the 2016 fiscal year, the "for" votes received represented approximately 99.4% of the shares voted at the meeting. The final voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
4,525,856	16,564	10,640	N/A

Proposal 3 – Approval of the Company's Executive Officer Incentive Compensation Plan.

With respect to the vote to approve the Company's Executive Officer Incentive Compensation Plan, the "for" votes received represented approximately 98.6% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:
For	Against	Abstentions	Broker Non-Vote
3,677,624	31,216	22,494	821,726

Proposal 4 – Non-Binding Advisory Vote to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote to approve the Company's executive compensation, the "for" votes received represented approximately 98.7% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:
For	Against	Abstentions	Broker Non-Vote
3,681,619	26,702	23,013	821,726

Proposal 5 – Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 93.5% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions	Broker Non-Vote
3,489,605	8,299	229,860	3,570	821,726

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: May 5, 2016	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary